UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 26, 2007
                Date of Report (Date of earliest event reported)

                          ALTRA INDUSTRIAL MOTION, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                        N/A                    30-0283143
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  (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)             File Number)           Identification No.)

            14 HAYWARD STREET
          QUINCY, MASSACHUSETTS                                  02171
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  (Address of principal executive offices)                    (Zip Code)

                                 (617) 328-3300
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            AMENDMENT TO THE EXISTING INDENTURES

                  On March 21, 2007, Altra Industrial Motion, Inc. (the
            "Company") announced in the press release attached hereto as Exhibit
            99.1 that the Company, the guarantors party thereto and the trustee thereunder entered into a supplemental indenture (the "Fourth Supplemental Indenture") effecting the proposed amendments described in the consent solicitation statement dated March 7, 2007 amending the Indenture governing the Company's 9% senior secured notes due 2011, dated as of November 30, 2004, among the Company, the guarantors party thereto and the trustee thereunder.

                  On March 26, 2007, the Company announced in the press release attached hereto as Exhibit 99.3 that the Company, the guarantors party thereto and the trustee thereunder entered into a supplemental indenture (the "Second Supplemental Indenture") effecting the proposed amendments described in the consent solicitation statement dated March 7, 2007 amending the Indenture governing the Company's 11 1/4% senior notes due 2013 (the "2013 Notes"), dated as of February 8, 2006, among the Company, the guarantors party thereto and the trustee thereunder.

                  A copy of each of the Fourth Supplemental Indenture and Second
            Supplemental Indenture is attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this Form 8-K and is hereby incorporated by reference.

ITEM 3.03    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

                  The section "Amendment to the Existing Indentures" in Item
            1.01 above is incorporated by reference herein as if stated in its entirety under this Item 3.03.

ITEM 8.01   OTHER EVENTS

                  On March 23, 2007, the Company announced in the press release attached hereto as Exhibit 99.2 that it had increased the consent fee from (pound)2.50 in cash for each (pound)1,000 principal amount of its outstanding 2013 Notes to (pound)5.00 in cash for each (pound)1,000 principal amount of its outstanding 2013 Notes.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.       Description
-----------       --------------------------------------------------------------

4.1 Fourth Supplemental Indenture, dated as of March 21, 2007, among the Company, the guarantors and The Bank of New York Trust Company, N.A., as trustee.


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4.2               Second Supplemental Indenture, dated as of March 26, 2007, among the Company, the guarantors and The Bank of New York, as trustee.

99.1              Press Release, dated March 21, 2007.

99.2              Press Release, dated March 26, 2007.

99.3              Press Release, dated March 23, 2007.




















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ALTRA INDUSTRIAL MOTION, INC.


                                                    /s/ Michael L. Hurt
                                                 -------------------------------
                                                 Name:   Michael L. Hurt
                                                 Title:  Chief Executive Officer

Date:  March 26, 2007


















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